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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

            We consent to the incorporation by reference in this Registration Statement on Form S-8 of Vornado Operating Company of our report dated March 24, 1999 appearing in the Annual Report on Form 10-K of Vornado Operating Company for the period from October 16, 1998 (commencement of operations) to December 31, 1998.


DELOITTE & TOUCHE LLP

Parsippany, New Jersey
April 23, 1999